UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2026

URGENT.LY INC.

(Exact name of registrant, as specified in its charter)

Delaware	001-41841	46-2848640
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44927 George Washington Blvd, Suite 265, Office 209

Ashburn, VA 20147

(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: (571) 350-3600

Former name or address, if changed since last report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ULY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, Urgent.ly Inc. (the “Company”) was notified by The Nasdaq Stock Market LLC (“Nasdaq”) that its net income from continuing operations had fallen below the minimum requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b) (the “Rule”) or the alternative listing criteria for market value of listed securities or stockholders’ equity under the Rule. Due to such noncompliance, Nasdaq notified the Company that it would be subject to delisting. The Company requested an appeal hearing, which stayed the delisting action, subject to the Company demonstrating compliance with the Rule on or before March 16, 2026 (the “Compliance Deadline”).

On March 13, 2026, the Company notified Nasdaq that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”), and confirmed to Nasdaq on March 16, 2026 that it had not regained compliance with the Rule as of the Compliance Deadline. Subsequently, Nasdaq delivered a letter to the Company confirming that the Company had not satisfied the conditions to regain compliance with the Rule and therefore that trading of the Company’s common stock, par value $0.001 per share (“Common Stock”), would be suspended at the open of trading on March 18, 2026. The delisting will be effective 10 days after Nasdaq files a Form 25 Notification of Delisting with the Securities and Exchange Commission.

The Company expects and plans for its shares of Common Stock to be quoted by the OTC Markets Group, Inc. (“OTC”) upon being delisted from Nasdaq and has submitted an application to have its securities traded on the OTCQB Venture Market (“OTCQB”) of OTC. While the Company intends to have its Common Stock quoted on the OTCQB, the Company’s Common Stock may temporarily trade on OTC Pink until the transfer to OTCQB is finalized. There can be no assurance that trading in the Company’s securities will commence or continue on the OTC or other market or that such trading will occur at volumes or prices to facilitate efficient market activities.

The Company will continue to remain a reporting company under the Securities Exchange Act of 1934, as amended, until the consummation of the Offer (as defined below), the Merger (as defined below), and any transactions contemplated therein, and the transition to the OTC is not expected to affect the Company’s business operations. The Company will make additional disclosures relating to post-suspension trading as that information becomes available.

Additional Information and Where to Find It

The acquisition of all of the Company’s issued and outstanding shares of Common Stock by Agero, Inc., a Nevada corporation, (“Parent”) through a cash tender offer (the “Offer”) has not yet commenced. This Current Report on Form 8-K is for informational purposes only and does not constitute a recommendation with respect to the proposed tender offer, an offer to purchase, or a solicitation of an offer to sell any securities of the Company or any other entity, nor is it a substitute for any tender offer materials that Parent, Medford Hawk, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”) or the Company will file with the SEC. A solicitation and an offer to buy securities of the Company will be made only pursuant to an offer to purchase and related materials that Parent and Purchaser intend to file with the SEC. At the time the tender offer is commenced, Parent and Purchaser will file a Tender Offer Statement on Schedule TO with the SEC, and the Company thereafter will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE COMPANY’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The offer to purchase, the related letter of transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, will be sent to all stockholders of the Company at no expense to them. The Tender Offer Statement on Schedule TO, the Solicitation/Recommendation Statement on Schedule 14D-9 and other related documents will be made available for free at the SEC’s website at www.sec.gov. Investors and securityholders may also obtain, free of charge, the Solicitation/Recommendation Statement on Schedule 14D-9 and other related documents that the Company has filed with or furnished to the SEC under the “SEC Filings” section of the Company’s investor relations website at https://investors.geturgently.com/financials/sec-filings.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements”. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” “believes,” and similar expressions intended to identify forward-looking statements. These statements reflect the Company’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements include, without limitation, statements regarding the Offer, the merger of Purchaser with and into the Company (the “Merger”) and other related matters, prospective performance and opportunities, post-closing operations and the outlook for the businesses of the Company and Parent; and any assumptions underlying any of the foregoing. The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of the Offer and the Merger (ii) the risk that the Offer or the Merger may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of the Company’s stockholders tendering their shares in the Offer; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee or other expenses; (vii) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customer partners and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; and (x) other factors as set forth from time to time in the Company’s filings with the SEC, including its Form 10-K for the fiscal year ended December 31, 2024 which was filed with the SEC on March 14, 2025, as amended by the Annual Report on Form 10-K/A, which was filed with the SEC on April 17, 2025, and any subsequent Quarterly Reports on Form 10-Q (together, the “SEC Filings”).

Further, this Current Report on Form 8-K includes forward-looking statements regarding the Company’s ability to resume the quoting and trading of its common stock on the OTC market and the impact of the Nasdaq delisting on the Company’s business operations. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of important risks and uncertainties, including without limitation the risk that the Company may not meet the continued listings of the applicable OTC market, among other important risks and uncertainties. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s SEC Filings.

Any forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K. The Company does not intend to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof other than as required by law. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 17, 2026

URGENT.LY INC.

By:	/s/ Matthew Booth
Matthew Booth
Chief Executive Officer